Exhibit 10.11

                        SPONGETECH DELIVERY SYSTEMS, INC.
                             SUBSCRIPTION AGREEMENT

1. Subscription. The undersigned hereby subscribes to purchase _______ (the "Units"), of Spongetech Delivery Systems, Inc. (the "Company") for a purchase price equal to $0.25 per unit or $________________ total. A cashier's check payable to " CST&T Spongetech Delivery Systems Escrow Account." in the amount of the purchase price is enclosed with this Subscription Agreement.

2. Subscription Funds. The undersigned understands that the subscription funds will be held in an escrow account at Continental Stock Transfer & Trust Co. In the event this Subscription Agreement is rejected in whole by the Company, or if subscriptions for a minimum of 2,00,000 Units have not been received and accepted by the Escrow Agent, the funds will be promptly returned to the undersigned without interest or deduction, and this Subscription Agreement will be null and void. In the event this Subscription Agreement is accepted, in whole or in part, the funds deposited in the escrow account will be paid over to the Company at a closing and applied as described in the Prospectus (and any amounts which the undersigned has tendered in excess of the cash subscription price for the Units allocated to the undersigned will be returned).

3. Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement, he or she has received the Prospectus describing the offering of Units by the Company and has carefully reviewed the risks of and other considerations relevant to, a purchase of the Common Stock, including those described under the caption "Risk Factors" in the Prospectus.

4. Acceptance. This Subscription Agreement is not transferable or assignable. The execution and delivery of this Subscription Agreement will not constitute an agreement between the undersigned and the Company until this subscription is accepted on behalf of the Company. This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs and legal representatives.

The undersigned hereby executes this Subscription Agreement as of the ____ day of 200_, at _______________________, ______________________.
             (city) (state)

                               SUBSTITUTE FORM W-9
               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

 Under the penalties of perjury, I certify that: (1) the Social Security number or Taxpayer Identification Number given below is correct; and (2) 1 am not subject to backup withholding. INSTRUCTION: YOU MUST CROSS OUT NUMBER 2 ABOVE IF
 YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO
 BACKUP WITHHOLDING BECAUSE OF UNDERREPORT1NG INTEREST OR DIVIDENDS ON YOUR TAX
                                     RETURN.
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MAIL TO:                                                      Signature: ___________________________

Spongetech Delivery Systems, Inc.  Subscription Account       Print Name: __________________________

c/o Continental Stock Transfer & Trust Co.                    ______________________________________

17 Battery Place, 8th Floor                                   ______________________________________
                                                              Federal Employer Identification Number/
New York, New York 10004                                      Social Security Number

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                                                                  Street Address

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                                                              City, State and Zip Code

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                                                                Telephone Number
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